Rule 497(d)

                                 FT 232
               THE LATIN AMERICAN GOVERNMENT INCOME TRUST

Supplement to the Prospectus dated January 6, 1998

Notwithstanding anything to the contrary in the Prospectus, the sales charge on Units purchased during the initial offering period will not be reduced for volume purchases.

January 8, 1998